JOHN HANCOCK INSTITUTIONAL SERIES TRUST

                  Supplements to Prospectus dated July 1, 1997


                      John Hancock Dividend Performers Fund

The Dividend Performers Fund's (the "Fund") strategy seeks to invest in common stocks with a record of having increased their dividends in each of the preceding ten or more years. Therefore, The Fund's investment policy regarding fixed income and below investment grade securities is being eliminated. The Fund's strategy as well as its team leader, John F. Snyder, III, have been in place since the Fund's inception.

In order to accomplish this change the Prospectus should be modified as follows:

Delete the second paragraph on page 12 and replace with the following:

Under normal circumstances, the Fund invests at least 65% of its total assets in dividend paying securities. The Adviser expects that common stocks will ordinarily offer the greatest dividend paying potential and will constitute a majority of the Fund's assets. For defensive purposes, however, the Fund may temporarily hold high grade short-term debt securities. The Adviser and the Fund's subadviser, Sovereign Asset Management Corp. ("SAMCorp"), will select securities for the Fund's portfolio mainly for thier investment character based upon generally accepted elements of intrinsic value, including industry position, management, financial strength, earnings power, marketability and prospects for future growth.

Delete the fourth paragraph on page 12 of the Prospectus.

The paragraph under the following heading in the "Organization and Management of the Funds" section on page 23 of the prospectus is replaced as follows:

Dividend Performers Fund

John F. Snyder, III, assisted by a group of portfolio managers and analysts, has been primarily responsible for management of the Fund since its inception. Mr. Snyder is an executive vice president of the Adviser, has been in the investment business since 1972 and has been associated with the Adviser since 1991.

Delete all references to Dividend Performers Fund under the heading "Lower Rated Securities" on page 30 of the Prospectus.

November 17, 1997


                          John Hancock Global Bond Fund

Replace the second sentence of the fourth paragraph on page 9 of the Prospectus with the following:

The Fund may, however, invest less than 35% of its total assets in fixed-income debt securities rated, at the time of investment, as low as CCC by S&P or Caa by Moody's or their respective equivalent ratings and unrated securities of comparable credit quality.


September 10, 1997



KB0PS  11/97

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
               Supplements to Statement of Additional Information
                               dated July 1, 1997



                      John Hancock Dividend Performers Fund


Replace the first sentence of the second paragraph under "Dividend Performers Fund" on page 5 of the Statement of Additional Information with the following:

The Fund may invest 100% of its total assets in common stocks or, for defensive purposes, may temporarily hold cash or high grade short-term debt securities.


Delete the last sentence of the last paragraph under "Dividend Performers Fund" on page 5 of the Statement of Additional Information.

Delete all references to Dividend Performers Fund under the heading "Lower Rated High Yield Debt Obligations" on page 23 of the Statement of Additional Information.



November 17, 1997




                          John Hancock Global Bond Fund



Replace the fourth sentence of the first paragraph on page 23 of the Statement of Additional Information with the following: Global Bond Fund may invest less than 35% of its total assets in securities rated as low as CCC by S&P or Caa by Moody's and their equivalents.

September 10, 1997














K0SAIS  11/97